Exhibit 99.3
CERTIFICATE OF INCORPORATION
OF
VIPER ENERGY, INC.
ARTICLE I
NAME
The name of the corporation is Viper Energy, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”).
ARTICLE III
REGISTERED AGENT
The street address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, County of New Castle, City of Wilmington, Delaware 19808 and the name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE IV
CAPITALIZATION
Section 4.1    Conversion.
(a)    The Corporation has been converted from the Partnership, which filed a Certificate of Conversion with the Office of the Secretary of State of the State of Delaware on November 2, 2023 in accordance with Section 265 of the DGCL, and pursuant to which the Partnership was converted into the Corporation effective at 12:01 a.m. (local time in Wilmington, Delaware) on November 13, 2023 (the “Effective Time”).
(b)    At the Effective Time, in each case without any action required on the part of the Partnership, the Corporation or any other Person:
(i)    Each Common Unit outstanding immediately prior to the Effective Time was converted into one issued and outstanding, fully paid and nonassessable share of Class A Common Stock;
(ii)    Each Class B Unit issued and outstanding immediately prior to the Effective Time was converted into one issued and outstanding, fully paid and nonassessable share of Class B Common Stock; and
(iii)    The General Partner Interest issued and outstanding immediately prior to the Effective Time was cancelled and no equity interest in the Corporation was issued therefor.

Section 4.2    Authorized Capital Stock.
(a)    The total number of shares of capital stock that the Corporation is authorized to issue is 2,100,000,000 shares, divided into three classes, consisting of: (i) 1,000,000,000 shares of Class A common stock, with par value of $0.000001 per share (the “Class A Common Stock”); (ii) 1,000,000,000 shares of Class B common stock, with par value of $0.000001 per share (the “Class B Common Stock” and, together with Class A Common Stock, “Common Stock”); and (iii) 100,000,000 shares of preferred stock, par value $0.000001 per share and thereafter as may be established by the board of directors of the Corporation (the “Board”) with respect to any series thereof in the applicable preferred stock designation (the “Preferred Stock”).
(b)    Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation (this Certificate, including any Preferred Stock designations or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board, as any of the foregoing may be amended from time to time, the “Certificate”):
(i)    the number of authorized shares of Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL;
(ii)    in addition to any vote required by law, the number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Class B Common Stock, voting separately as a class; and
(iii)    the number of authorized shares of any class of stock, other than the Class B Common Stock, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.
Notwithstanding the immediately preceding sentence, the number of shares of Class A Common Stock shall not be decreased at any time below the number of shares of Class A Common Stock then outstanding plus the number of shares of Class A Common Stock issuable at such time in connection with (x) the exchange of all then-outstanding Paired Interests, pursuant to the Exchange Agreement and (y) to the extent required by law, the exercise of all then-outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock. Notwithstanding anything in this Certificate to the contrary, the Corporation hereby expressly elects to be governed by Section 242(d) of the DGCL, except to the extent otherwise provided in Section 4.2(b)(ii) of this Certificate or pursuant to the rights of the holders of any series of Preferred Stock.
Section 4.3    Preferred Stock. Shares of Preferred Stock may be issued in one or more series from time to time with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.
Section 4.4    Voting Rights.
(a)    Each holder of shares of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing; except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or pursuant to the DGCL.
(b)    Except as otherwise expressly required in this Certificate or as required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class (or, if the holders of more than one series of Preferred Stock are entitled to vote together with the holders of Class A Common Stock and Class B Common Stock, together as a single class with the holders of such other series of Preferred Stock) on all matters submitted to the vote of stockholders generally. There shall be no cumulative voting.
Section 4.5    Dividends, Stock Splits or Combinations.
(a)    Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference senior to or the right to participate with the Class A Common Stock with respect to the payment of dividends, dividends of cash or property may be declared and paid on the Class A Common Stock to the extent not prohibited by law, at the times and in the amounts as the Board in its discretion may determine.
(b)    Dividends of cash or property shall not be declared or paid on shares of Class B Common Stock, except for: (i) the holders of Class B Common Stock shall be entitled to receive, except to the extent prohibited by law, a mandatory cash dividend, paid quarterly, in an amount per share of Class B Common Stock equal to (A) $20,000 divided by (B) the number of shares of Class B Common Stock then outstanding, which quarterly dividend is consistent with the quarterly distribution required under the Limited Partnership Agreement prior to the Effective Date; and (ii) as provided in Section 4.5(c) with respect to stock dividends.
(c)     In no event shall any stock dividend, stock split, reverse stock split or combination or subdivision of stock be declared or made on any class of Common Stock (each, a “Stock Adjustment”) unless either:
(1) (i) a corresponding Stock Adjustment in the class of Common Stock not so adjusted (or corresponding voting power adjustment in the case of shares of Class B Common Stock) at the time outstanding is made in the same proportion and the same manner and (ii) the Corporation causes the Stock Adjustment to be reflected in the same economically equivalent manner on all OpCo Units; or

(2) the act or transaction is approved by the affirmative vote of the holders of each of (i) a majority of the Class A Common Stock outstanding, voting as a separate class; and (ii) a majority of the Class B Common Stock outstanding, voting as a separate class.
Stock dividends with respect to Class A Common Stock may only be paid with Class A Common Stock or Preferred Stock (or rights to acquire Class A Common Stock or Preferred Stock). Stock dividends with respect to Class B Common Stock may only be paid with Class B Common Stock or Preferred Stock (or rights to acquire Class B Common Stock or Preferred Stock). This Section 4.5(c) shall not be amended unless (i) corresponding changes are made to the OpCo Limited Liability Company Agreement and (ii) such amendment is approved by the affirmative vote of the holders of at least 80% of the Class B Common Stock outstanding, voting as a separate class.
Section 4.6    Liquidation and Other Events. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock are entitled, if any, the remaining assets of the Corporation available for distribution shall (i) first be distributed, pari passu, to the holders of Class B Common Stock, ratably in proportion to the number of shares of Class B Common Stock, until the holders of all outstanding Class B Common Stock have received $0.014 (which amount shall be adjusted accordingly in the case of any stock split, subdivision or combination with respect to Class B Common Stock) in respect of each share of Class B Common Stock then outstanding (the “Class B Liquidation Preference”), which is consistent with the liquidation preference required with respect to Class B Units under the Limited Partnership Agreement prior to the Effective Date, and (ii) then be distributed, pari passu, to the holders of all outstanding shares of Class A Common Stock, ratably in proportion to the number of shares of Class A Common Stock. Without limiting the rights of the holders of Class B Common Stock to exchange their shares of Class B Common Stock, together with the corresponding OpCo Units constituting the remainder of any Paired Interests in which such shares are included, for shares of Class A Common Stock in accordance with the Exchange Agreement (or for the amounts payable in respect of shares of Class A Common Stock in such voluntary or involuntary liquidation, dissolution or winding-up), the holders of shares of Class B Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the Class B Liquidation Preference in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section 4.7    Issuance and Transfers of Class B Common Stock.
(a)    For the avoidance of doubt, a holder of Class B Common Stock may surrender such shares of Class B Common Stock to the Corporation for no consideration at any time. Following the surrender of any shares of Class A Common Stock to the Corporation, the Corporation will take all necessary actions to retire such shares and such shares will not be reissued by the Corporation.
(b)    No shares of Class B Common Stock may be issued except to a holder of OpCo Units, such that after such issuance of Class B Common Stock such holder of OpCo Units holds an identical number of OpCo Units and shares of Class B Common Stock; provided, that no Class B Units shall be cancelled in connection with a transfer of an equal number of Class B Units and OpCo Units in accordance with Section 4.7(c) and the provisions of the Exchange Agreement and the OpCo Limited Liability Company Agreement. Any stock certificate representing shares of Class B Common Stock shall include a legend referencing the transfer restrictions set forth herein.

(c)    No holder of Class B Common Stock may transfer or assign shares of Class B Common Stock (or any legal or beneficial interest in such shares) to any person unless such holder transfers a corresponding number of OpCo Units to the same person in accordance with the provisions of the Exchange Agreement and the Opco Limited Liability Company Agreement. If any outstanding share of Class B Common Stock ceases to be held by a holder of a corresponding OpCo Unit, such share shall automatically and without further action on the part of the Corporation or such holder be transferred to the Corporation for no consideration and retired.
(d)    To the extent OpCo Units are issued to any person, such holder of one or more OpCo Units shall have the right to acquire an equal number of fully paid and non-assessable shares of Class B Common Stock (subject to adjustment as set forth herein) for consideration equal to the aggregate par value thereof, to the same person to which such OpCo Units are issued.
Section 4.8    Shares Deliverable in Exchange. The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of the issuance upon exchange of Paired Interests, the number of shares of Class A Common Stock that are issuable upon exchange of all outstanding Paired Interests pursuant to the Exchange Agreement; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such exchange by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation) or, at the Corporation’s election, cash of an equivalent value in accordance with the Exchange Agreement. Each share of Class A Common Stock that is issued upon the exchange of any Paired Interests will, upon issuance, be validly issued, fully paid and non-assessable.
Section 4.9    Reclassifications. In the event of a reclassification, recapitalization or other similar transaction as a result of which the shares of Class A Common Stock are converted into or exchanged for another security, cash or any other property, then a holder of shares of Class B Common Stock shall be entitled to receive upon conversion or exchange of such shares (together with an equal number of OpCo Units) the number of such securities or the amount of cash or other property that such holder would have received if such conversion or exchange had occurred immediately prior to the record date of such reclassification, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any stock split or dividend, reclassification or otherwise) or combination (by reverse stock split, reclassification or otherwise) of such security that occurs after the effective time of such reclassification, recapitalization or other similar transaction or, at the Corporation’s election, cash of an equivalent value in accordance with the Exchange Agreement.
ARTICLE V
RELATED PARTY TRANSACTIONS AND CORPORATE OPPORTUNITIES
    The following provisions have been inserted in recognition of the facts set forth in Section 13.1 of Article XIII of this Certificate and are inserted for the management of the business and for the conduct of the affairs of the Corporation, in furtherance of and not in limitation of the powers conferred by law:
Section 5.1    Related Party Transactions. No contract or other transaction of the Corporation with any other person, firm, corporation or other entity in which the Corporation has an interest, shall be invalidated by the fact that any one or more of the directors or officers of the Corporation, individually or jointly with others, may be a party to or may be interested in any contract or transaction so long as the contract or other transaction is approved by the Board in accordance with the DGCL.
Section 5.2    Corporate Opportunities.
(a)    In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of Diamondback Energy, Inc. (“Diamondback”) and its respective Affiliates (defined below) may serve as directors or officers of the Corporation, (ii) Diamondback and its respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board who are not employees or officers of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Section 5.2 are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve Diamondback, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.
(b)    None of (i) Diamondback or any of its Affiliates or (ii) any Non-Employee Director or his or her Affiliates (the persons identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall have any duty to refrain from directly or indirectly (x) engaging in a corporate opportunity in the same or similar business activities or lines of business in which the Corporation or any of its subsidiaries now engages or proposes to engage or (y) otherwise competing with the Corporation, and, to the fullest extent permitted by the DGCL, no Identified Person shall (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty, in each case, by reason of the fact that such Identified Person engages in any such activities. The Corporation hereby renounces any interest or expectancy in, or in being offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its subsidiaries, except as provided in paragraph (c) of this Section 5.2. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself or himself and the Corporation or any of its subsidiaries, such Identified Person shall have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its subsidiaries and, to the fullest extent permitted by the DGCL, shall not (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, in each case, by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself or himself, or offers or directs such corporate opportunity to another Person.
(c)    The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of this Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director of the Corporation and the provisions of Section 5.2(b) shall not apply to any such corporate opportunity.
(d)    In addition to and notwithstanding the foregoing provisions of this Section 5.2, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
(e)    For purposes of this Section 5.2, “Affiliate” shall mean (i) in respect of Diamondback, any person that, directly or indirectly, is controlled by Diamondback, controls Diamondback or is under common control with Diamondback and shall include any principal member, director, partner, shareholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation ), (ii) in respect of a Non-Employee Director, any person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (iii) in respect of the Corporation, any person that, directly or indirectly, is controlled by the Corporation other than a person who is an Affiliate of Diamondback pursuant to clause (i) of this paragraph.
(f)    To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 5.2.
ARTICLE VI
BOARD OF DIRECTORS
Section 6.1    Board Powers. Except as otherwise provided in this Certificate, the business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (as amended or restated from time to time, the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Certificate; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 6.2    Number, Election and Term.
(a)    The number of directors constituting the Board shall be not fewer than three nor more than twelve, and the initial size of the Board shall equal the number of initial directors named in this Certificate. Subject to the previous sentence, the precise number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.
(b)    Subject to Section 6.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(c)    Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 6.3    Newly Created Directorships and Vacancies. Subject to Section 6.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 6.4    Removal. Subject to Section 6.5, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class and acting at a meeting of the stockholders called and held in accordance with the DGCL, this Certificate and the Bylaws.
Section 6.5    Preferred Stock – Directors. Notwithstanding any other provision of this Article VI, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article VI unless expressly provided by such terms.
Section 6.6. Rights with respect to Diamondback Designees.
(a)    In connection with any annual or special meeting of stockholders of the Corporation at which directors are elected (or any action by stockholder consent to elect directors in lieu of a stockholder meeting), for so long as the Diamondback Entities collectively beneficially own at least 25% of the outstanding Common Stock, Diamondback shall have the right to designate up to three persons to serve as directors of the Company (any person so designated, a “Diamondback Designee”).
(b)    Initially there are two Diamondback Designees: Travis D. Stice and Kaes Van’t Hof, and the size of the Board shall be increased to allow for the election or appointment, as applicable, of any additional Diamondback Designees. In the event of the removal, death or resignation of a Diamondback Designee, Diamondback shall have the right to designate a replacement Diamondback Designee to fill the resulting vacant directorship. Before the expiration of a Diamondback Designee’s term of office at a meeting of stockholders (or pursuant to a stockholder consent in lieu of a meeting), Diamondback may designate a successor Diamondback Designee as a replacement to serve as a director upon the expiration of the term of the predecessor designee.
(c)    Whenever Diamondback designates a Diamondback Designee to serve as a director of the Corporation pursuant to this Certificate of Incorporation, Diamondback will cause such designee to complete all questionnaires then required of the other directors of the Corporation and shall make the designee available for an interview with the Board or one of its authorized committees. The Board shall promptly nominate (in the case of a director election by stockholders) or appoint (in the case of a vacancy or newly created directorship) the

Diamondback Designee as a director unless the Board withholds its consent to such designee, provided that such consent shall not be unreasonably withheld. If the Board withholds its consent, the Board shall notify Diamondback of its objections to the Diamondback Designee in a writing that explains with reasonable detail the basis for withholding consent. If the Board reasonably withholds its consent, Diamondback shall designate a substitute person as a Diamondback Designee who shall be nominated (in the case of a director election by stockholders) or appointed (in the case of a vacancy or newly created directorship) as a director of the Corporation by the Board in accordance with, and subject to, this paragraph.
(d) For the avoidance of doubt, the rights provided to Diamondback in this Section 6.6 are not exclusive, and Diamondback shall have the same rights and privileges that are accorded to other stockholders with respect to the nomination, election and removal of all directors and may exercise any rights or privileges of proxy access accorded to stockholders under this Certificate of Incorporation, the Bylaws or applicable law.
(e)    The foregoing provisions of this Section 6.6 have been inserted in this Certificate of Incorporation in accordance with Section 141(a) of the Delaware General Corporation Law. The Board of Directors is hereby directed to comply with this Section 6.6, and the business and affairs of the Corporation shall be managed by or at the direction of the Board of Directors constituted, appointed and elected in accordance with this Article VI, including this Section 6.6.
(f)    Whenever the Corporation solicits proxy or consent materials for the election of directors, the Corporation shall include in its proxy or consent materials, and on each proxy or consent card, each Diamondback Designee, irrespective of whether the Board has reasonably withheld its consent to the Diamondback Designee’s appointment as a director or nomination for director election. The proxy materials shall also contain a statement by Diamondback in favor of each Diamondback Designee, provided that Diamondback shall be solely responsible for any liability relating to any inaccuracy in such statement. Neither Diamondback, nor any Diamondback Designee, shall be subject to the provisions in the Bylaws that (but for this Article) would otherwise apply for the nomination by stockholders of candidates for director election or that would otherwise apply to allow stockholders to include such candidates in the Corporation’s proxy materials or on its proxy card.
(g)    The provisions of this Section 6.6 shall apply notwithstanding any other provision of this Certificate of Incorporation to the contrary. In addition to any other vote required or provided by law, any amendment, alteration or repeal of, or the adoption of any provision inconsistent with, this Section 6.6, in each case, whether by merger, consolidation, conversion or otherwise, shall require the affirmative vote of the holders of at least 75% of the voting power of the Class A Common Stock and Class B Common Stock, considered together as one class. From and after the first date that the Diamondback Entities collectively beneficially own less than 25% of the outstanding Common Stock, this Section 6.6 shall no longer be effective and shall be rendered inoperative, except that any Diamondback Designee then serving as a director of the Corporation shall serve the remainder of his or her term of office and shall continue in office until his or her resignation or removal or until a successor is elected and qualified.
ARTICLE VII
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the

Corporation required by law or by this Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.
ARTICLE VIII
MEETINGS OF STOCKHOLDERS
Section 8.1    No Action by Written Consent. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders, unless the Board approves in advance the taking of such action by means of written consent of the stockholders.
Section 8.2    Special Meetings. Except as otherwise required by law or the terms of any one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called by any of the following: (i) at any time by any of the Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Whole Board; and (ii) subject to the procedures and limitations set forth in the Bylaws, by the Chairman of the Board or the Board following receipt by the Secretary of the Corporation of the written request (which request shall comply with the requirements and procedures set forth in the Bylaws) of one or more stockholders of the Corporation (acting on their own behalf and not by assigning or delegating their rights to any other person or entity) that hold, for their own accounts, beneficial ownership of at least 20% of the issued and outstanding voting stock of the Corporation entitled to vote generally in the election of directors. Special meetings of stockholders of the Corporation may not be called by any person or persons other than those specified in this Section 8.2.
Section 8.3    Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE IX
LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 9.1    Limitation of Director and Officer Liability. To the fullest extent that the DGCL or any other law of the State of Delaware (as the same exists or is hereafter amended) permits the limitation or elimination of the liability of directors or officers, no person who is or was a director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Any repeal or amendment of this Section 9.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors and/or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision. Solely for purposes of this Section 9.1, “officer” shall have the meaning determined in accordance with Section 102(b)(7) of the DGCL, as amended from time to time.

Section 9.2    Indemnification and Advancement of Expenses.
(a)    To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection with such proceeding. The right to indemnification conferred by this Section 9.2 shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnitee is not entitled to be indemnified for the expenses under this Section 9.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 9.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 9.2, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)    The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 9.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)    Any repeal or amendment of this Section 9.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)    This Section 9.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Certificate and the DGCL; and, except as set forth in Article IX, all rights, preferences and privileges herein conferred upon stockholders, directors, officers or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.
ARTICLE XI
SECTION 203
The Corporation shall not be governed by the provisions of Section 203 of the DGCL.
ARTICLE XII
CHOICE OF FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this Certificate or Bylaws; or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in share of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII.
ARTICLE XIII
OTHER MATTERS
Section 13.1    Acknowledgments.     The provisions of Section 6.6 and this Article XIII have been adopted and effected in recognition that:
(a)    The Corporation was converted from the Partnership.
(b)    The Partnership engaged in, and the Corporation continues to engage in, a line of business to own and acquire mineral and royalty interests in oil and natural gas properties.
(c)    The Partnership entered into, and the Corporation desires to continue to enter into, leases of its mineral or other oil and gas interests with one or more Diamondback Entities as the operator.
(d)    The Partnership was initially formed to enter into leases and royalty arrangements with other persons and entities, including with one or more Diamondback Entities, and each limited partner purchased his, her or its limited partnership interest with notice thereof. A Diamondback Entity served as the General Partner of the Partnership. The Partnership Agreement modified the duties of the General Partner to facilitate the Partnership entering into Diamondback Agreements.

(e)    The General Partner of the Partnership determined it would advance the best interests of the Partnership and the Limited Partners by converting the Partnership to the Corporation, to, among other things, enhance the liquidity of the capital stock from which limited partnership interests were converted, but approved this Article XIII in connection with the conversion.
(f)    In connection with the adoption of Article V, prior to the conversion of the Partnership to the Corporation, the Partnership Agreement eliminated the doctrine of corporate opportunity with respect to Diamondback and its Affiliates.
Section 13.2.    Services Agreement. The Board of Directors is hereby authorized and directed to cause the Corporation to perform its obligations pursuant to the Services Agreement, and the business and affairs of the Corporation may be managed in accordance with the terms of the Services Agreement.
Section 13.3    Officer Appointments.
(a)    So long as Diamondback Entities collectively own at least 25% of all outstanding shares of Common Stock, the Board shall not appoint any person other than a Seconded Employee (as defined in the Services Agreement) as an executive officer of the Corporation unless such appointment is approved, in advance of the effectiveness of such appointment, by either (i) the written consent of Diamondback (which consent shall not be unreasonably withheld or conditioned) or (ii) the affirmative vote of the holders of at least 80% of the voting power of the capital stock of the Corporation entitled to vote thereon.
(b)    During the term of the Services Agreement, with respect to any Seconded Employee (as defined in the Services Agreement) who may be a “named executive officer” (as defined in Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934) of the Corporation or of Diamondback, the Corporation shall not pay, award or issue any equity compensation (or any other compensation) to such Seconded Employee unless such payment, award or issuance is approved by either (i) the written consent of Diamondback (which consent shall not be unreasonably withheld or conditioned) or (ii) the affirmative vote of the holders of at least 80% of the voting power of the capital stock of the Corporation entitled to vote thereon.
Section 13.4    Authorization; Amendment; and Effect.
(a)    The foregoing provisions of this Article XIII have been adopted pursuant to Section 141(a) of the DGCL, and the Board of Directors of the Corporation shall manage the business and affairs of the Corporation in a manner consistent with such provisions. The directors of the Corporation shall have no duty to consider or take any action inconsistent with this Article XIII.
(b)    In addition to any other vote required or provided by law, any amendment, alteration or repeal of, or the adoption of any provision inconsistent with, this Article XIII, in each case, whether by merger, consolidation, conversion or otherwise, shall require the affirmative vote of the holders of at least 75% of the voting power of the Class A Common Stock and Class B Common Stock, considered together as one class.
(c)    From and after the first date that the Diamondback Entities collectively beneficially own less than 25% of the outstanding shares of Common Stock, Sections 13.1 through Sections 13.3 and subsection (a) and (b) of this Section 13.4 of this Article XIII shall no longer be effective in any respect and shall be rendered inoperative.
ARTICLE XIV
CERTAIN DEFINITIONS AND OTHER PROVISIONS
Section 14.1    Certain Definitions. As used in this Certificate, unless the context otherwise requires or as set forth in another Article or Section of this Certificate, the term:
(a)    “Class B Unit” has the meaning assigned to such term in the Partnership Agreement.
(b)    “Common Unit” has the meaning assigned to such term in the Partnership Agreement.
(c)    “Diamondback” means Diamondback Energy, Inc or its successor.
(d)    “Diamondback Entity” means Diamondback or any of its subsidiaries (excluding the Corporation and its subsidiaries, including Viper OpCo).
(e)    “Exchange Agreement” means that certain Amended and Restated Exchange Agreement, among the Partnership, Viper OpCo, Diamondback and Diamondback E&P LLC, as such agreement may be amended, supplemented, or restated from time to time.
(f)    “General Partnership Interest” has the meaning assigned to such term in the Partnership Agreement.
(g)    “OpCo Limited Liability Company Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Operating Company, dated as of May 9, 2018, as amended by the First Amendment thereto dated March 30, 2020 and the Second Amendment thereto dated as of December 27, 2021, and as it may be further amended, supplemented, or restated from time to time.
(h)    “OpCo Unit” means a limited liability company interest in the Operating Company having the rights and obligations specified with respect to a “Unit” in the OpCo Limited Liability Company Agreement.
(i)    “Paired Interest” means one OpCo Unit together with one share of Class B Common Stock, subject to adjustment pursuant to the Exchange Agreement.
(j)    “Partnership” means Viper Energy Partners LP, a Delaware limited partnership and the predecessor to the Corporation.
(k)    “Partnership Agreement” means that certain Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of May 9, 2018, as amended by the First Amendment thereto dated May 10, 2018.
(l)    “person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
(m)    “Services Agreement” means that certain Services and Secondment Agreement among Viper Energy Partners GP LLC, the Partnership, Viper OpCo, and Diamondback E&P LLC, as such agreement may be further amended, supplemented or restated from time to time.

(n)    “Viper OpCo” means Viper Energy Partners LLC or its successor.
Section 14.2.     Facts Ascertainable. When the terms of this Certificate refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision of this Certificate, the Secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor. Unless otherwise expressly provided in this Certificate, a reference to any specific agreement or other document shall be deemed a reference to such agreement or document as amended from time to time in accordance with the terms of such agreement or document.
Section 14.3.    Severability. To the extent that any provision of this Certificate is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Certificate, and following any determination by a court of competent jurisdiction that any provision of this Certificate is invalid or unenforceable, this Certificate shall contain only such provisions (i) as were in effect immediately before such determination and (ii) were not so determined to be invalid or unenforceable.
Section 14.4    Initial Directors. The names and addresses of the initial directors of the Corporation, who shall serve until the first annual meeting of the stockholders or until their successors are elected and qualified or their earlier death, disqualification or removal, are:
Travis D. Stice
Kaes Van’t Hof
Steven E. West
W. Wesley Perry
James L. Rubin
Frank C. Hu
Spencer D. Armour III
Laurie H. Argo
c/o Viper Energy, Inc.
500 West Texas
Suite 100
Midland, TX 79701
The powers of the incorporator shall terminate upon the filing of this Certificate.

Section 14.5.    Incorporator. The name and address of the incorporator are as follows:

Matthew Zmigrosky
c/o Diamondback Energy, Inc.
500 West Texas
Suite 100
Midland, TX 79701
Section 14.6.    Effective Time. This Certificate of Incorporation shall become effective at 12:01 a.m. (local time in Wilmington, Delaware) on November 13, 2023.
[Signature Page Follows]

IN WITNESS WHEREOF, the incorporator of the Corporation has caused this Certificate of Incorporation to be executed as of November 2, 2023.

By:	/s/ Matthew Zmigrosky
Name:	Matthew Zmigrosky
Title:	Incorporator